                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 --------------


                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K
                                       ON
                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)         September 19, 2003
                                                  ------------------------------


                              GOLF ROUNDS.COM, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-10093                 59-1224913
-------------------------------    ------------------      ---------------------
(State or Other Jurisdiction of        (Commission             (IRS Employer
         Incorporation)                File Number)          Identification No.)




111 Village Parkway, Building #2, Marietta, Georgia                30067
---------------------------------------------------        ---------------------
(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code            (770) 951-0984
                                                           ---------------------

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         General

         On September 19, 2003, Golf Rounds.com, Inc. ("Company") and its wholly owned subsidiary, DPE Acquisition Corp. ("Merger Sub"), entered into an agreement and plan of reorganization and merger ("Merger Agreement") with Direct Petroleum Exploration, Inc. ("DPE"). DPE is a development-stage company that owns patented technology for the direct detection of hydrocarbon reserves. DPE's technology has been used successfully outside of the United States for more than two years. The Merger Agreement provides for the merger ("Merger") of Merger Sub with and into DPE, with DPE surviving the Merger as wholly owned subsidiary of the Company.

         The terms of the Merger and the Merger Agreement are summarized in the previously filed Form 8-K which is being amended and supplemented hereby.

         Recent Events

         On March 26, 2004, the parties to the Merger Agreement executed Amendment No. 1 thereto for the sole purpose of extending the date on which any party may terminate the Merger Agreement (if the Merger has not then been consummated) to June 19, 2004.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements

         The Company will file the required financial statements within 60 days of the last date on which its report on Form 8-K relating to the consummation of the transactions contemplated by the Merger Agreement is required to be filed.

         (b)  Pro Forma Financial Statements

         The Company will file the required pro forma financial statements within 60 days of the last date on which its report on Form 8-K relating to the consummation of the transactions contemplated by the Merger Agreement is required to be filed.

         (c) Exhibits

Exhibit Number     Description
--------------     -----------

2.1* Agreement and Plan of Reorganization and Merger, dated as of September 19, 2003, among the Company, Merger Sub and DPE

2.1(a)+ Amendment No. 1, dated as of March 26, 2004, Agreement and Plan of Reorganization and Merger, dated as of September 19, 2003, among the Company, Merger Sub and DPE and others.

10.1*              Form of Escrow Agreement

10.2*              Finders Fee Agreement

10.3*              Form of Employment Agreement between the Company and Edward
                   Gendelman

10.4*              Form of Employment Agreement between the Company and George
                   Faris

99.1*              Press release of the Company dated September 19, 2003


-----------------------------

* Previously filed as an exhibit to the Current Report on Form 8-K, filed on October 8, 2003.
+ Filed herewith.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 29, 2004                      GOLF ROUNDS.COM, INC.
                                            ---------------------
                                            (Registrant)



                                            /s/ Robert H. Donehew
                                            ---------------------
                                            Robert H. Donehew
                                            President and Treasurer

                                  EXHIBIT INDEX


Exhibit Number     Description
--------------     -----------

2.1(a) Amendment No. 1, dated as of March 26, 2004, Agreement and Plan of Reorganization and Merger, dated as of September 19, 2003, among the Company, Merger Sub and DPE and others.